Exhibit 99.1

Verano Opens Zen Leaf Buckhannon, the Company’s Fifth West Virginia Dispensary and 126th Retail Location Nationwide

●	Zen Leaf Buckhannon is located at 120 Buckhannon Crossroads near U.S. Route 119, a busy highway with an average daily traffic count of up to 50,000 vehicles[1]
●	Zen Leaf Buckhannon is the first medical cannabis dispensary in Buckhannon and Upshur County, an area with a population of over 23,000[2]
●	Verano’s active operations span 13 states, comprised of 126 dispensaries and 14 cultivation and processing facilities with more than 1 million square feet of cultivation capacity

CHICAGO, March 31, 2023 – Verano Holdings Corp. (CSE: VRNO) (OTCQX: VRNOF) (“Verano” or the “Company”), a leading multi-state cannabis company, today announced the opening of Zen Leaf Buckhannon on Friday, March 31, 2023; this is the Company’s fifth West Virginia dispensary and 126th retail outlet nationwide. Zen Leaf Buckhannon, located at 120 Buckhannon Crossroads, is open Wednesday through Saturday from 11 a.m. to 7 p.m. and Sunday from 10 a.m. to 4 p.m., local time.

Zen Leaf Buckhannon joins Verano’s four additional West Virginia Zen Leaf locations in Clarksburg, Morgantown, Westover and Wheeling. According to West Virginia’s Office of Medical Cannabis, there are currently over 23,000 approved medical cannabis patients in the state.

“We’re thrilled to open Zen Leaf Buckhannon to complement our four existing dispensary locations across West Virginia, and serve the state’s growing medical cannabis community,” said Verano Founder and Chief Executive Officer George Archos. “We look forward to providing convenient access to a variety of high-quality cannabis products and our welcoming, patient-centric hospitality at Zen Leaf Buckhannon for years to come.”

Zen Leaf Buckhannon will offer a suite of cannabis therapeutics, including the Company’s signature Verano Reserve and Essence flower, concentrates and vapes, and Avexia topicals and RSO cannabis oil.

As a demonstration of Verano’s commitment to provide a convenient and reliable experience for West Virginia patients, Zen Leaf offers one-on-one virtual and in-store consultations at no cost to the patient, and provides patient-centric concierge services via phone (304-557-2684), email, web chat and text to address patient questions and inquiries.

For more information about Zen Leaf Buckhannon medical cannabis dispensary, visit ZenLeafDispensaries.com.

1West Virginia Department of Transportation

2 United States Census Bureau

About Verano

Verano is a leading, vertically integrated, multi-state cannabis operator in the U.S., devoted to the ongoing improvement of communal wellness by providing responsible access to regulated cannabis products. With a mission to address vital health and wellness needs, Verano produces a comprehensive suite of high-quality, innovative cannabis products sold under its trusted portfolio of consumer brands, including Verano™, MÜV™, Savvy™, BITS™, Encore™, and Avexia™. Verano’s portfolio encompasses 14 U.S. states, with active operations in 13, including 14 production facilities comprising over 1,000,000 square feet of cultivation capacity. Verano designs, builds, and operates dispensaries under retail brands including Zen Leaf™ and MÜV™, delivering a superior cannabis shopping experience in both medical and adult use markets. Learn more at www.verano.com.

Contacts:

Media

Verano

Grace Bondy

Senior Manager, Communications

Grace.Bondy@verano.com

Investors

Verano

Julianna Paterra, CFA

Vice President, Investor Relations

Julianna.Paterra@verano.com

Forward Looking Statements

This press release may contain “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Such forward-looking statements are not representative of historical facts or information or current condition, but instead represent only the Company’s beliefs regarding future events, plans or objectives, many of which, by their nature, are inherently uncertain and outside of the Company’s control. Generally, such forward-looking statements can be identified by the use of forward-looking terminology such as “plans”, “expects” or “does not expect”, “is expected”, “budget”, “future”, “scheduled”, “estimates”, “forecasts”, “projects” “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or may contain statements that certain actions, events or results “may”, “could”, “would”, “might” or “will be taken”, “will continue”, “will occur” or “will be achieved”. Forward-looking statements involve and are subject to assumptions and known and unknown risks, uncertainties, and other factors which may cause actual events, results, performance, or achievements of the Company to be materially different from future events, results, performance, and achievements expressed or implied by forward-looking statements herein, including, without limitation, the risk factors described in the Company’s annual report on Form 10-K for the year ended December 31, 2022 filed with the U.S. Securities and Exchange Commission at www.sec.gov. The forward-looking statements contained in this press release are made as of the date of this press release, and the Company does not undertake to update any forward-looking information or forward-looking statements that are contained or referenced herein, except as may be required in accordance with applicable securities laws. All subsequent written and oral forward-looking information and statements attributable to the Company or persons acting on its behalf is expressly qualified in its entirety by this notice regarding forward-looking information and statements.

###